SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549


                                  FORM 8-K


               Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


Date of Report:          April 8, 1999



                                MATTEL, INC.
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           (Exact name of registrant as specified in its charter)


         Delaware                  001-05647                        95-1567322
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(State or other jurisdiction      (Commission                 (I.R.S. Employer
 of incorporation)                  File No.)              Identification No.)




333 Continental Boulevard, El Segundo, California                   90245-5012
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(Address of principal executive offices)                            (Zip Code)


Registrant's telephone number, including area code              (310) 252-2000
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                                   N/A
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       (Former name or former address, if changed since last report)

Item 5.         Other Events
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                Mattel, Inc. announces that its 1999 Annual Meeting of Stockholders will be held on June 3, 1999 at 10:00 a.m. at the Manhattan Beach Marriott, Manhattan Beach,
                California.

                               SIGNATURES
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        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              MATTEL, INC.
                                              Registrant

                                              By: /s/ Lee B. Essner
                                                  -------------------------
                                                  Lee B. Essner
                                                  Assistant General Counsel
                                                  and Assistant Secretary
        Date: April 8, 1999
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